GREENWICH ADVISORS TRUST (the “Trust”)

Greenwich Advisors India Select Fund (the “Fund”)

Supplement dated March 2, 2009 to

the Prospectus dated July 1, 2008

The following information supersedes and replaces any contrary information in the Fund’s Prospectus:

Effective March 2, 2009, the Fund’s Administrator, Fund Accountant and Transfer Agent is Gemini Fund Services, LLC.

The toll free number to call when purchasing or redeeming shares by telephone, or purchasing shares by wire, will remain the same - 1-866-667-8733.

Purchases and Redemptions should be mailed to:

Greenwich Advisors Trust c/o Gemini Fund Services, LLC 4020 S. 147th Street Omaha, NE 68137

This supplement and the Prospectus and Statement of Additional Information dated July 1, 2008 provide the information a prospective investor should know about the Fund and should be retained for future reference.   You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1.866.667.8733.